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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                        DATE OF REPORT: OCTOBER 23, 2002



                                  FINDWHAT.COM
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    NEVADA                        0-27331                 88-0348835
(STATE OR OTHER             (COMMISSION FILE NO.)         (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                         121 West 27th Street, Suite 903
                            New York, New York 10001
                                 (212) 255-1500
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)




                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5.  OTHER EVENTS.

         On October 21, 2002, FindWhat.com, a Nevada corporation, issued a press release regarding Q3 2002 financial results and revised future financial guidance. The press release is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.

ITEM 7. EXHIBITS.

         (c) Exhibits.

         Exhibit No. 99    Description
                           Press Release, dated October 21, 2002, entitled
                           "FINDWHAT.COM ANNOUNCES RECORD THIRD QUARTER RESULTS-
                           Revenue Increases 13% Sequentially; EPS Exceeds
                           Projections by 33%; Raising 2002 Guidance."


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FINDWHAT.COM


Date:  October 23, 2002                    By:   /s/ Phillip R. Thune
                                              ------------------------------
                                                     Chief Operating Officer and
                                                     Chief Financial Officer

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